UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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Playboy Enterprises, Inc.

(Name of Registrant as Specified In Its Charter)

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on 05/21/08. THIS COMMUNICATION PRESENTS ONLY AN OVERVIEW OF THE MORE COMPLETE PROXY MATERIALS THAT ARE AVAILABLE TO YOU ON THE INTERNET. WE ENCOURAGE YOU TO ACCESS AND REVIEW ALL OF THE IMPORTANT INFORMATION CONTAINED IN THE PROXY MATERIALS BEFORE VOTING. The following materials are available for view: Notice and Proxy Statement and Annual Report To view this material, have the 12-digit Control #(s) available and visit: www.proxyvote.com If you want to receive a paper or e-mail copy of the above listed documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before 05/01/08 to facilitate timely delivery. To request material: Internet: www.proxyvote.com Telephone: 1-800-579-1639 **Email: send material proxyvote.com **If requesting material by e-mail please send a blank e-mail with the 12-digit Control# (located on the following page) in the subject line. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor. PLAYBOY ENTERPRISES, INC. PLAYBOY ENTERPRISES, INC. C/O LASALLE BANK N.A. 135 S. LASALLE STREET, SUITE 1946 CHICAGO, IL 60603 Vote In Person Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares. Vote By Internet To vote now by Internet, go to www.proxyvote.com. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions. R1PBY1

Meeting Location The Annual Meeting for holders as of 03/24/08 is to be held on 05/21/08 at 9:00 A.M. local time at: Spiaggia 980 North Michigan Avenue Chicago, IL 60611 Located at the Southwest corner of Michigan Avenue and Oak Street To obtain directions to the Annual Meeting, please call Spiaggia at: (312) 280-2755. R1PBY2

Voting items THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF THE FOLLOWING NOMINEES. 1. Election of Directors Nominees: 01) D. Bookshester 05) J. Kern 02) D. Chemerow 06) R. Pillar 03) C. Hefner 07) S. Rosenthal 04) C. Hirschhorn 08) R. Rosenzweig THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL NUMBER 2. 2. TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS PLAYBOY ENTERPRISES, INC.’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2008. The Proxies are authorized to vote in their discretion upon such other matters as may properly come before the meeting. R1PBY3

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